EXHIBIT 10.10

 filed with Form 10A1

PROMISSORY NOTE

DATE:

MAKER:

Clean Coal Technologies, Inc.

PAYEE:

PLACE FOR PAYMENT:

PRINCIPAL AMOUNT:

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING:

Ten Percent per annum (10%)

TERMS OF PAYMENT  (principal & Interest):

Principal & Interest due on or before

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:

Maximum allowed by law

Maker promises to pay to the Order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.

If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amount due.  Reasonable attorney's fees shall be ten percent (10%) of all amounts due unless either party pleads otherwise.

This Note shall be construed in accordance with and governed by the laws of

Florida, without regard to conflict of law principles.

Clean Coal Technologies, Inc.

___________________________

Douglas Hague, President & CEO